Brady Corporation F’20 Q2 Financial Results February 20, 2020

Forward-Looking Statements 2 In this presentation, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project” or “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady’s control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: our ability to compete effectively or to successfully execute our strategy; Brady’s ability to develop technologically advanced products that meet customer demands; difficulties in protecting our websites, networks, and systems against security breaches; decreased demand for our products; raw material and other cost increases; extensive regulations by U.S. and non-U.S. governmental and self-regulatory entities; risks associated with the loss of key employees; divestitures and contingent liabilities from divestitures; Brady’s ability to properly identify, integrate, and grow acquired companies; litigation, including product liability claims; foreign currency fluctuations; the impact of the Tax Reform Act and any other changes in tax legislation and tax rates; potential write-offs of Brady’s substantial intangible assets; differing interests of voting and non-voting shareholders; numerous other matters of national, regional and global scale, including major public health issues and those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady’s U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2019. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward-looking statements. Brady does not undertake to update its forward-looking statements except as required by law.

Q2 F’20 Financial Summary 3 • Sales were $276.7M in Q2 of F’20 compared with $282.4M in Q2 of F’19. – Organic sales declined 1.2%. – Foreign currency translation decreased sales 0.8%. • Gross profit margin of 50.3% in Q2 of F’20 compared with 49.5% in Q2 of F’19. • SG&A expense of $87.4M (31.6% of sales) in Q2 of F’20 compared with $92.7M (32.8% of sales) in Q2 of F’19. • R&D expense of $10.5M (3.8% of sales) in Q2 of F’20 compared with $11.1M (3.9% of sales) in Q2 of F’19. • Income before income taxes increased 15.4% to $42.4M in Q2 of F’20 compared with $36.7M in Q2 of F’19. • Net income per Class A Diluted Nonvoting Common Share increased 12.7% to $0.62 in Q2 of F’20 compared with $0.55 in Q2 of F’19.

Sales Overview 4 SALES (millions of USD) $305 $298 $297 $295 $295 $293 $290 $290 $288 $287 $285 $282 $277 $275 $265 $255 Q1 F'18 Q2 F'18 Q3 F'18 Q4 F'18 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q2 F'20 Organic Sales 1.7% 3.2% 3.2% 2.5% 4.7% 2.3% 2.4% 1.7% (0.4%) (1.2%) Q2 F’20 SALES: Q2 F’20 SALES COMMENTARY: • 1.2% organic sales decline: • ID Solutions – Organic sales were down slightly in the Americas, down low-single digits in Europe and down • ID Solutions – Organic sales decline of 1.3%. mid-single digits in Asia. • Workplace Safety – Organic sales decline of • Workplace Safety – Organic sales were effectively flat 1.0%. in Europe and Australia and down in the low-single • 0.8% decrease due to foreign currency translation. digits in North America. • Foreign currency translation had a negative impact on sales in the quarter.

Gross Profit Margin 5 GROSS PROFIT & GPM% (millions of USD) 50.6% 50.3% 50.3% 50.3% 49.9% 50.0% 49.6% 49.5% 49.6% $151 49.3% 50% $147 $150 $146 $147 $146 $147 $144 $140 $141 $139 45% $125 $100 40% Q1 F'18 Q2 F'18 Q3 F'18 Q4 F'18 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q2 F'20 Q2 F’20 – GROSS PROFIT MARGIN: • Gross profit margin of 50.3% compared to 49.5% in Q2 of F’19. • We continue to invest in automation and manufacturing efficiencies. • Efficiency activities more than offset input cost increases in Q2 of F’20.

SG&A Expense 6 SG&A EXPENSE AND SG&A EXPENSE AS A % of SALES (millions of USD) $110 34.5% 33.9% 34.1% 35% 32.8% 32.7% $102 32.3% $100 31.6% 33% $100 $98 30.6% 31.2% 30.2% $95 $95 $93 30% $91 $89 $90 $90 $87 28% $80 25% Q1 F'18 Q2 F'18 Q3 F'18 Q4 F'18 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q2 F'20 Q2 F’20 – SG&A EXPENSE: • SG&A expense was $87.4M (31.6% of sales) in Q2 of F’20 compared to $92.7M (32.8% of sales) in Q2 of F’19. • Approximately 75% of the decrease in SG&A expense was due to on-going efficiency gains and the remaining 25% of the decrease was due to foreign currency translation. • We continue to drive sustainable efficiency gains in administrative expenses and non-customer facing selling expenses while investing in sales-generating resources.

R&D Expense 7 R&D EXPENSE AND R&D EXPENSE AS A % of SALES (millions of USD) $14.0 3.9% 3.9% 3.9% 3.9% 3.9% 3.9% 4.0% 3.8% 3.8% 3.8% $12.0 3.6% $11.7 $11.7 $11.3 $11.3 $11.4 $11.3 $11.1 $11.0 $10.5 $10.5 3.5% $10.0 3.0% $8.0 $6.0 2.5% Q1 F'18 Q2 F'18 Q3 F'18 Q4 F'18 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q2 F'20 Q2INCREASING F’20 – R&D OUR EXPENSE: INVESTMENT IN RESEARCH & DEVELOPMENT: • Investing in R&D to drive future organic sales growth. • Solid new product pipeline. • Focused on ensuring our R&D spend is efficient and effective.

Income Before Income Taxes 8 INCOME BEFORE INCOME TAXES (millions of USD) $50 $47.1 $45.2 $42.4 $41.0 $41.6 $39.9 $40 $37.0 $36.7 $34.8 $35.0 $30 $20 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 F'18 F'18 F'18 F'18 F'19 F'19 F'19 F'19 F'20 F'20 Year on Year Growth 12.2% 20.4% 20.7% 26.0% 14.8% 4.8% 10.8% 4.1% 4.2% 15.4% Q2 F’20 - INCOME BEFORE INCOME TAXES: • Income before income taxes increased 15.4% to $42.4M in Q2 of F’20 compared to $36.7M in Q2 of F’19. • The increase in pre-tax income was primarily driven by on-going efficiency activities.

9

Net Income & Diluted EPS

NET INCOME PER CLASS A DILUTED SHARE


$0.60
$0.40
$0.20
$0.00
$0.49
$0.08
$0.49
$0.66
$0.58
$0.55
$0.65
$0.68
$0.70
$0.62
Q1 F'18
Q2 F'18
Q3 F'18
Q4 F'18
Q1 F'19
Q2 F'19
Q3 F'19
Q4 F'19
Q1 F'20
Q2 F'20

NET INCOME

(millions of USD)


$40
$30
$20
$10
$0
$25.8
$4.3
$26.0
$35.0
$30.6
$29.2
$34.8
$36.6
$37.5
$33.6
Q1 F'18
Q2 F'18
Q3 F'18
Q4 F'18
Q1 F'19
Q2 F'19
Q3 F'19
Q4 F'19
Q1 F'20
Q2 F'20

Q2 F’20 – NET INCOME & DILUTED EPS:

- Net income increased 14.8% to $33.6M in Q2 of F’20 compared to $29.2M in Q2 of F’19.
- Diluted EPS increased 12.7% to $0.62 in Q2 of F’20 compared to $0.55 in Q2 of F’19.

BRADY

10

Cash Generation & Uses

CASH FLOW FROM OPERATING ACTIVITIES (millions of USD)


$70
$60
$50
$40
$30
$20
$10
$0
$34.7
$7.7
$46.8
$53.8
$18.8
$25.4
$52.7
$65.3
$38.8
$14.3
Q1 F'18
Q2 F'18
Q3 F'18
Q4 F'18
Q1 F'19
Q2 F'19
Q3 F'19
Q4 F'19
Q1 F'20
Q2 F'20

CASH FLOWS IN Q2 OF F'20:

- Cash flow from operating activities was $14.3M in Q2 of F'20 compared to $25.4M in Q2 of F'19.
- Free cash flow* was $8.9M in Q2 of F'20 compared to $19.3M in Q2 of F'19.
- We returned $11.6M to our shareholders in the form of dividends in Q2 of F'20.
- Cash flow from operating activities was impacted by the timing of annual incentive compensation payments.
- Cash flow from operating activities was up 20.2% during the 6 months ended Jan. 31, 2020.

(millions of USD)	3 Mos. Ended Jan. 31, 2020	3 Mos. Ended Jan. 31, 2019	6 Mos. Ended Jan. 31, 2020	6 Mos. Ended Jan. 31, 2019
Cash Balance - Beginning of Period	**$ 295.1**	**$ 192.2**	**$ 279.1**	**$ 181.4**
Cash Flow from Operating Activities	14.3	25.4	53.1	44.2
Capital Expenditures	(5.4)	(6.1)	(13.1)	(12.1)
Dividends	(11.6)	(11.2)	(23.1)	(22.3)
Debt Borrowings (Repayments) - Net	-	(3.5)	-	-
Effect of Exchange Rates on Cash	0.5	2.3	0.2	(0.8)
Other	(3.1)	3.1	(6.4)	11.8
Cash Balance - End of Period	**$ 289.8**	**$ 202.2**	**$ 289.8**	**$ 202.2**

* Free Cash Flow is calculated as Net Cash Provided by Operating Activities less Capital Expenditures.

BRADY

Net Cash 11 NET CASH (millions of USD) DEBT STRUCTURE (millions of USD) $300 $250 $245 $240 $229 Interest Jan. 31, 2020 July 31, 2019 Rate Balance Balance $200 $188 Private Placements: EUR-den. 2010 Series (10-yr.) 4.24% $ (49.6) $ (50.2) $151 $150 $138 TOTAL DEBT $ (49.6) $ (50.2) $129 Cash and Cash Equivalents 289.8 279.1 $100 $73 NET CASH $ 240.2 $ 228.9 $48 $50 $44 $0 Q1 F'18 Q2 F'18 Q3 F'18 Q4 F'18 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q2 F'20 STRONG BALANCE SHEET: • January 31, 2020 cash = $289.8M and debt = $49.6M. • More than half of our cash is held in the United States. • Balance sheet provides flexibility for future investments.

Full-Year F’20 EPS Guidance 12 F’20 Diluted EPS $2.55 to $2.65 F’20 Guidance Assumptions: • Approximately flat to slightly positive organic sales growth. • Depreciation and amortization expense of approximately $25M. • Income tax rate of approximately 20%. • Capital expenditures of approximately $35M.

Identification Solutions 13 Q2 F’20 vs. Q2 F’19 (millions of USD) Q2 F’20 SUMMARY: • Revenues decreased - (1.8%): Q2 F’20 Q2 F’19 Change • Organic = - (1.3%) Sales $ 205.4 $ 209.2 - 1.8% • Fx = - (0.5%) Segment Profit 40.7 37.9 + 7.4% • Organic sales decreased due to an overall slowdown in the industrial economy. Segment Profit % 19.8% 18.1% + 170 bps • Segment profit as a percent of sales increased due to ongoing efficiency gains in our operations and SG&A structure. SALES & SEGMENT PROFIT % (millions of USD) 22% 21% $240 20% 20% 19% 20% 18% 19% $230 17% 17% 17% 18% 17% $222 $218 $218 16% $220 $215 $212 $214 $210 $209 14% OUTLOOK: $210 $206 $205 12% • Expect F’20 organic sales to be approximately flat to $200 10% slightly positive. • Anticipate further investments in innovative new $190 8% products and efficiencies in operations and our SG&A $180 6% structure. Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 F'18 F'18 F'18 F'18 F'19 F'19 F'19 F'19 F'20 F'20

Workplace Safety 14 Q2 F’20 vs. Q2 F’19 (millions of USD) Q2 F’20 SUMMARY: • Revenues decreased - (2.6%): Q2 F’20 Q2 F’19 Change • Organic = - (1.0%) Sales $ 71.3 $ 73.2 - 2.6% • Fx = - (1.6%) Segment Profit 5.5 4.7 + 17.0% • Organic sales were effectively flat in Europe and Segment Profit % 7.7% 6.4% + 130 bps Australia and down in the low-single digits in North America. • North America continues to show improving financial trends. SALES & SEGMENT PROFIT % (millions of USD) • Segment profit as a percent of sales increased due to ongoing efficiency gains in our operations and SG&A 13% 14% structure. $120 12% 10% $100 9% 9% 9% 8% 8% 8% 7% 7% 8% $86 6% $80 $81 $80 $80 $75 $76 OUTLOOK: $73 $73 $72 $71 6% 4% • Expect F’20 organic sales to be approximately flat. $60 • Anticipate continued improvements in our operations 2% and SG&A structure. $40 0% • Anticipate our North American business to continue Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 F'18 F'18 F'18 F'18 F'19 F'19 F'19 F'19 F'20 F'20 to recover.

Investor Relations 15 Brady Contact: Ann Thornton Investor Relations 414-438-6887 Ann_Thornton@bradycorp.com See our web site at www.bradycorp.com